UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2007

RAM Holdings Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-32864	Not Applicable
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

RAM Re House
46 Reid Street
Hamilton HM 12 Bermuda
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (441) 296-6501

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

     On August 6, 2007, RAM Holdings Ltd. (the "Company") issued a press release containing unaudited interim financial information and accompanying discussion for the quarter and six months ended June 30, 2007. A copy of the Company’s press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

Item 7.01. Regulation FD Disclosure.

     The following information is being furnished under Item 7.01, “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On our conference call to discuss our interim financial information and accompanying discussion for the quarter and six months ended June 30, 2007 scheduled for August 6, 2007, we intend to refer to a Summary of Mortgage and CDO Exposure as of June 30, 2007 posted in the Investor Information section of our website. A copy of the Summary of Mortgage and CDO Exposure is furnished as Exhibit 99.2 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

The following material is furnished as an exhibit to this Current Report on Form 8-K:

(d)	Exhibits

	No . 99.1	Press Release dated August 6, 2007
	No . 99.2	Summary of Mortgage and CDO Exposure

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAM Holdings Ltd. (Registrant)

Dated: August 6, 2007	By:/s/ Richard Lutenski

Name: Richard Lutenski
Title: Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description of Exhibit
99.1	Unaudited interim financial statements and accompanying discussion for the three and six moths ended
June 30, 2007 contained in the press release issued by the Registrant on August 6, 2007.
99.2	Summary of Mortgage and CDO Exposure as of June 30, 2007